Exhibit 99.1

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Exhibit 99.1

[STATEN ISLAND BANCORP, INC. LOGO]

May, 2003

Staten Island Bancorp, Inc.

Forward-Looking Information

Statements contained in this presentation which are not historical facts are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company does not intend to update any such forward looking statements.

Staten Island Bancorp, Inc. is:

•      SI Bank & Trust: a strong retail banking franchise that expects to generate above average 3-5 year growth

and

•      SIB Mortgage Corp: a high-performance mortgage bank that generates substantial profits in current interest rate environment

SI Bank & Trust

Highlights

•      Leadership in Staten Island market

•      Strong deposit growth

•      Strong loan growth

•      Expansion into new geographic areas and products

•      Excellent credit quality

•      Efficient operations

SIB Mortgage Corp.

Highlights

•      Substantial recent growth

•      Attractive profitability

•      Planned “Right-Sizing” when interest rates rise

Staten Island Bancorp, Inc.

Q1-03 Financial Highlights

•      $25.4 million Net Income

•      $0.45 Diluted EPS

•      16.53% ROAE

•      1.45% ROAA

•      4.8% (19.2% annualized) Core Deposit Growth

•      $3.7 billion Loan Sales by SIB Mortgage

Staten Island Bancorp, Inc.

Corporate Strategic Objectives

•      Expand core deposit base

•      Continue to grow market share

•      Maintain superior asset generation

•      Manage business mix effectively

•      Maintain excellent asset quality

•      Manage capital effectively

SI Bank & Trust

Profile

•      $6.9 billion in assets at 3/31/03

•      $3.6 billion in deposits at 3/31/03

•      35 Branches

•   20 In New York — Staten Island (17); Brooklyn (3)

•   15 in New Jersey — Monmouth County (2); Ocean County (6); Middlesex County (3); Union County(4)

•      Trust Department

•      SIB Financial Services

•  Retail investments

•   Life insurance

SI Bank & Trust

Branch Locations

[GRAPHIC]

Staten Island is a vibrant market

•      Population = 443,728 (17% growth since 1990)

•      Households = 156,341

•      Median household income = $55,039

•      Median age = 35.9 years

•      Businesses = 7,500

•      Employees = 85,000

U.S Census data

SI Bank & Trust has outstanding market
penetration in Staten Island …

•      46% of households have deposit relationships

•      13% of households have lending relationships

•      10,000 business checking accounts

…a leading market share in
Staten Island…

Institution	Deposits	% Share
	(billions)
SI Bank & Trust	$2.4	32.3%
NY Community Bank	$1.6	21.9%

Citibank	$0.8	11.4%
JP Morgan/Chase	$0.8	10.9%

Northfield Savings Bank	$0.6	8.9%

Four others	$1.6	14.6%

SNL Data a/o 6/30/02

…a growing market share on Staten Island…

Total Deposits in Staten Island &
SIB Market Share (billions)

[CHART]

…plus increased penetration in new markets

Brooklyn	2000	2001	Mar 2003

• Households	6,663	7,255	7,787

• Deposits (millions)	$96	$148	$216

• Business DDA’s	1,800 accts	1,900 accts	2,100 accts
Balances (millions)	$30	$34	$37

New Jersey	2000	2001	Mar 2003

• Households	11,505	12,127	14,324

• Deposits (millions)	$387	$565	$903

• Business DDA’s	1,800 accts	1,900 accts	2,200 accts
Balances (millions)	$23	$24	$28

New Jersey Market

Growth Projections

County	Population 2000	Growth since 1990	Projection 2010

Middlesex	750,000	11.7%	7.2%
Monmouth	615,000	11.2%	11.4%
Ocean	511,000	17.9%	12.7%
Union	523,000	5.8%	2.0%

SI Bank & Trust

Branch Expansion Initiatives

•      Continue to seek de novo locations

•      Intend to open three in 2003 and four in 2004

•      Seeking branch or whole bank acquisitions in New Jersey and Brooklyn markets

•      Successful M&A experience

•      Strategic fit

•      Contiguous markets

•      Accretive within one year

A high level of interest free
deposits…

Non-Interest DDA Deposits

[CHART]

…gives SI Bank & Trust
a funding advantage

Cost of Deposits and NIM Trends

[CHART]

SI Bank & Trust

TOTAL RETAIL DEPOSITS = $3.4 Billion at 3/31/03

[CHART]

Deposit base is becoming more
geographically diverse

January 2000

[CHART]

March 2003

[CHART]

Benefits of Core Deposit
Expansion

•      Helps interest rate spread and margins, and ultimately net income

•      Establishes product cross-sell opportunities

•      Comprehensive sales  & service training

•      Effective sales incentive program

•      Ongoing customer service surveys

•      Establishes fee generating relationships

SI Bank & Trust

Loan Portfolio Composition

[CHART]

Bank only

SI Bank & Trust

Loan Composition

[CHART]

Efficient Retail Banking Capabilities

[CHART]

SIB Mortgage

•                  Originates residential loans in 42 states

•                  Added 19 offices throughout 2002

•                  $8.4 billion in loan sales in 2002

•                  $2.9 billion in loan sales in 2001

•                  Outlook for near-term originations remains strong

•                  $3.7 billion loan sales Q1’03

•                  $4.0 billion loan sales anticipated Q2’03

SIB Mortgage Corp

SIB Mortgage Corp Loan Sales

[CHART]

Asset Quality Measures

	SIBT	SIBMC	Total
Non-accruing loans to total assets	0.22%	0.05%	0.27%

NPA’s to total assets	0.25%	0.14%	0.39%

Reserve Coverage	143.2%	38.9%	122.3%

SIB Mortgage

Strategic Initiatives

•                  Update technology and software to improve efficiencies with increased volumes

•                  Application fraud detection

•                  Hedge monitoring and control software

•                  Introduce sibware.com; a website that will facilitate wholesale business

•                  Grow origination sources

•                  Continue to increase Alt-A product as part of product mix

•                  “Right Size” to remain profitable when rates rise

Staten Island Bancorp

Effective Capital Management

•                  Completed eighth repurchase program

•                  Initiated ninth repurchase program

•                  Approximately 1.7 million shares remaining a/o 3/31/03

•                  Seek strategic acquisition opportunities

Staten Island Bancorp

Corporate Strategic Objectives

•                  Expand core deposit base

•                  Continue to grow market share

•                  Maintain superior asset generation

•                  Manage business mix effectively

•                  Maintain excellent asset quality

•                  Manage capital effectively

[STATEN ISLAND BANCORP, INC. LOGO]